UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 3, 2012

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Teda Building

87 Wing Lok Street, Sheungwan, Hong Kong

People’s Republic of China

(Address of Principal Executive Offices)

852-2543-2290

(Registrant's Telephone Number, Including Area Code)

_____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

China Precision Steel, Inc. (the “Company”) held its 2012 Annual Stockholders’ Meeting at 10:00 am on June 29, 2012 (10:00 pm EDT on June 28, 2012), in Hong Kong. Proxies for the Annual Meeting were solicited pursuant to the Company's proxy statement filed on May 5, 2012 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the "Proxy Statement").

The Company’s Stockholders considered three proposals, each of which is described in the Proxy Statement.  A total of 26,203,001 shares were represented in person or by proxy, or 56.3% of the total shares outstanding. The final results of votes with respect to the proposals submitted for shareholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

Stockholders elected Hai Sheng Chen, Leada Tak Tai Li, Tung Kuen Tsui, David Peter Wong and Che Kin Lui to serve as Directors as follows:

Director	For	Against
Leada Tak Tai Li	18,161,021	829,340
Hai Sheng Chen	18,155,547	834,814
Tung Kuen Tsui	18,112,525	877,836
David Peter Wong	18,155,064	835,297
Che Kin Lui	18,153,064	837,297

Proposal 2 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Stockholders approved ratification of the appointment of Moore Stephens as the Company’s independent public accounting firm for the fiscal year ending June 30, 2012.

For	Against	Abstain
26,138,315	49,825	14,861

Proposal 3 – Amendment of Articles of Incorporation to Effect Reverse Split

Stockholders approved the amendment of the Company's amended and restated articles of incorporation to effect a reverse split of the Company's common stock at a ratio of between 1-for-5 and 1-for-25, to be determined by the Company's Board of Directors on or before August 31, 2012, as disclosed in the Proxy Statement.

For	Against	Abstain
25,068,148	1,103,622	31,231

There were no broker non-votes for any of the proposals submitted for Stockholder vote at the Annual Meeting.

A copy of the Company’s press release regarding the results of the 2012 Annual Stockholders’ Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2012	CHINA PRECISION STEEL, INC.

By: /s/ Leada Tak Tai Li
Leada Tak Tai Li
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 3, 2012